UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 19, 2016

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SANTA FE GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20430	84-1094315
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P. O. Box 25201 Albuquerque, NM	87125
(Address of Principal Executive Offices)	(Zip Code)

(505) 255-4852

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 4.01	Changes in Registrant’s Certifying Accountant

Santa Fe Gold Corporation (SFEG) today announced the engagement of MaloneBailey, LLP, Certified Public Accountants as the Company’s new auditors. The Company intends to bring all of the required financial filings current with the Securities and Exchange Commission (“SEC”) as soon as possible. The required filings will commence with the audit for our fiscal year ended June 30, 2015 and all required SEC filings thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE GOLD CORPORATION

	By:	/s/ Erich Hofer
Date: September 19, 2016		Erich Hofer
Chief Executive Officer

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